UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2025

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Liberty Plaza, One Liberty St., Ste. 305-306,

New York, New York 10006

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2025, Bakkt Holdings, Inc. (the “Company”) called to order the special meeting of the Company’s shareholders (the “Special Meeting”) in accordance with the Notice of Special Meeting of Stockholders (the “Proxy Statement”) dated September 9, 2025, filed with the Securities and Exchange Commission (the “SEC”), as supplemented by the current report on Form 8-K filed by the Company with the SEC on October 22, 2025 (the “Supplemental Solicitation Materials”). At the Special Meeting, the shareholders approved the grant of options (the “Options”) to select members of management to purchase up to 2,000,000 shares of Class A Common Stock (such Common Stock, the “Class A Common Stock”, and such proposal, the “Options Proposal”).

A summary of the material terms of the Options is set forth in the Proxy Statement, as supplemented and amended by the Supplemental Solicitation Materials, which is qualified in its entirety by reference to the form of award agreement in respect of the Options, which is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The disclosure in Item 5.02 is incorporated into this Item 5.07 by reference.

At the Special Meeting, the Company’s shareholders voted on the proposal as follows:

Proposal 1: The Options Proposal

The Company’s shareholders approved the Options Proposal. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
10,809,572	1,001,367	7,753	0

Item 9.01	Exhibits.

Exhibit No.	Description

*10.1	Form of Option Award Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Represents a management contract, compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

Date: November 3, 2025

/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary